SECURITIES AND EXCHANGE COMMISSION

                            Washington,  DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


                                  May 7, 1997
                                Date of Report
                       (Date of earliest event reported)


                             POWERCOLD CORPORATION
            (Exact name of registrant as specified in its charter)


       Nevada                     319584               23-2582701
(State of Incorporation)   (Commission File No.)   (IRS Employer Ident. No.)


                              103 GUADALUPE DRIVE
                              CIBOLO, TEXAS 78108
                   (Address of principal executive offices)


                                  210 659-8450
                        (Registrant's telephone number)






















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ITEM 1 - CHANGES IN CONTROL OF REGISTRANT
     None

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS
     None

ITEM 3 - BANKRUPTCY OR RECEIVERSHIP
     None

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
     None

ITEM 5 - OTHER EVENTS
     None

ITEM 6 - RESIGNATIONS OF REGISTRANT'S DIRECTORS

The Board of Directors of the Registrant accepted the resignation of Terrence J. Dunne as Treasurer and Director of the Company effective May 7, 1998.

Mr. Dunne resigned for personal reasons. There are no discrepancies between Mr. Dunne and the Registrant.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
     None

ITEM 8 - CHANGE IN FISCAL YEAR
     None






























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                                    SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     Date:   May 17, 1999


     POWERCOLD CORPORATION


     /s/Francis L. Simola
     --------------------
     Francis L. Simola
     President/CEO










































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